UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 18, 2009
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MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Item 1.01	Entry into a Material Definitive Agreement.
	Item 1.02	Termination of a Material Definitive Agreement.
	Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
	Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 10.1	Consulting Services Agreement dated August 18, 2009 by and between Maguire Properties, Inc., Maguire Properties, L.P. and Mark T. Lammas
Exhibit 10.2	Separation Agreement dated August 18, 2009 by and between Maguire Properties, Inc., Maguire Properties, L.P. and Mark T. Lammas

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On August 18, 2009, Maguire Properties, Inc. and Maguire Properties, L.P. (together, the “Company”) entered into a Consulting Services Agreement with Mark T. Lammas, the Company’s Executive Vice President, Investments. A copy of the Consulting Services Agreement is filed as Exhibit 10.1 to this report. Mr. Lammas has agreed to provide consulting services to the Company from September 1, 2009 through February 28, 2010 at a rate of $20,000 per month.  Additionally, Mr. Lammas is eligible to receive contingent success fees for the potential completion of certain objectives as determined by Mr. Lammas and the Company.  Either party may terminate the consulting arrangement on 30 days notice.

Item 1.02	Termination of a Material Definitive Agreement.

On August 18, 2009, the Company and Mark T. Lammas entered into a Separation Agreement whereby Mr. Lammas’ employment with the Company will be terminated.  A copy of the Separation Agreement is filed as Exhibit 10.2 to this report.  Subject to Mr. Lammas’ execution and non-revocation of a general release of claims, the Company has agreed to pay Mr. Lammas a lump-sum cash severance payment of $1,500,000, which the parties agree represents the severance amount per the terms of his employment agreement, and a lump-sum cash payment of $402,198, which the parties agree represents the 2009 pro-rated annual bonus per the terms of his employment agreement.  Additionally, the Company will continue Mr. Lammas’ group health insurance coverage for a period of up to eighteen months after September 1, 2009, subject to certain limitations, and will provide reasonable outplacement services for a period of up to one year after September 1, 2009.  Mr. Lammas’ unvested restricted stock units and shares of restricted common stock will vest in full on September 1, 2009.  Mr. Lammas will forfeit his interest in the Company’s Executive Equity Plan as of September 1, 2009.

As described above, effective September 1, 2009, Mr. Lammas’ employment as Executive Vice President, Investments will be terminated.  Mr. Lammas is employed by the Company pursuant to an Amended and Restated Employment Agreement effective as of December 31, 2008, which was filed with the Securities and Exchange Commission on January 6, 2009 as Exhibit 99.2 to the Company’s Current Report on Form 8-K.  Other than the compensation gross-up, excise tax gross-up payment, confidentiality and non-solicitation covenants, which survive, effective as of September 1, 2009 the employment agreement will terminate.

Section 5 – Corporate Governance

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described above, effective September 1, 2009, Mark T. Lammas’ employment as Executive Vice President, Investments will be terminated.  Mr. Lammas has agreed to provide consulting services to the Company from September 1, 2009 through February 28, 2010 as described above.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None.

(b)           Pro forma financial information: None.

(c)           Shell company transactions: None.

(d)           Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1*	Consulting Services Agreement dated August 18, 2009 by and between Maguire Properties, Inc., Maguire Properties, L.P. and Mark T. Lammas
10.2*	Separation Agreement dated August 18, 2009 by and between Maguire Properties, Inc., Maguire Properties, L.P. and Mark T. Lammas
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*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated:                 As of August 21, 2009